UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 18, 2005
                                                          ----------------------

                          Capital Southwest Corporation
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               (Exact Name of Registrant as Specified in Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                 811-1056                                  75-1072796
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         (Commission File Number)              (IRS Employer Identification No.)


12900 Preston Road, Suite 700, Dallas, Texas                  75230
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  (Address of Principal Executive Offices)                  (Zip Code)


                                 (972) 233-8242
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 18, 2005, the board of directors of Capital Southwest Corporation ("CSC") approved and Capital Southwest Management Corporation (the "Company"), a subsidiary of CSC, entered into a severance pay agreement with each of William
M. Ashbaugh, Patrick F. Hamner, Susan K. Hodgson and Jeffrey G. Peterson, officers of the Company. The following summary is qualified in its entirety by the full text of the severance pay agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, and are incorporated herein by reference.

Under these agreements, the Company will provide the covered individuals with termination benefits if their employment is terminated during the two-year period immediately following a Change of Control either (a) by the Company for no reason or for any reason other than as the result of the employee's willful misconduct or gross negligence in the performance of his or her duties, or for any act of dishonesty of the employee; or (b) by the employee as the result of, and within thirty days following, a significant reduction of his or her job responsibilities or a reduction of his or her base salary as in effect immediately prior to the Change in Control, or because of a move of his or her job location by more than 50 miles.

The termination benefits under these agreements are as follows:

o    A lump sum payment equal to the employee's annual base salary and

o if the employee has completed at least five years of service with the Company (whether or not continuous) as of the Change in Control, an additional amount equal to the employee's monthly base salary multiplied by the number of whole 12-month periods of service in excess of five years completed during his total period of service, whether or not continuous, with the Company as of the Change in Control.

The amount payable under each agreement will not exceed the lesser of two times the compensation received from the Company during the twelve-month period immediately preceding the employee's termination of service or twenty-four multiplied by the employee's monthly base salary.

A "Change in Control" is defined in the agreements as the first to occur of any of the following:

     (a) the effective date of any transaction or series of transactions (other than a transaction to which only CSC and one or more of its subsidiaries are parties) pursuant to which CSC becomes a subsidiary of another corporation or is merged or consolidated with or into another corporation, or substantially all of the assets of CSC are sold to or acquired by another person, corporation or group of associated persons acting in concert;

     (b) the effective date of any transaction or series of transactions (other than a transaction to which only CSC or the Company and one or more subsidiaries of CSC or the Company are parties) pursuant to which the Company or its parent company becomes a subsidiary of another corporation or is merged or consolidated with or into another corporation, or substantially all of the assets or more than 50% of the outstanding voting stock of the Company or its parent company are sold to or acquired by another person, corporation or group of associated persons acting in concert;

     (c) the date upon which any person, corporation or group of associated persons acting in concert, excluding any persons who have then owned more than 10% of the voting stock of CSC for a continuous period of at least ten (10) years, becomes a direct or indirect beneficial owner of shares of stock of CSC representing an aggregate of more than 25% of the votes then entitled to be cast at an election of Directors of CSC; or

     (d) the date upon which the persons who were members of the Board of Directors of CSC as of July 18, 2005 (the "Original Directors") cease to constitute a majority of the Board of Directors; provided, however that any new director whose nomination or selection has been approved by the affirmative vote of at least three of the Original Directors then in office shall also be deemed an Original Director.

Item 9.01  Financial Statements and Exhibits

Exhibit No.         Title
-----------         -----
10.1                Severance Pay Agreement with William M. Ashbaugh, dated July
                    18, 2005.
10.2                Severance  Pay  Agreement  with Patrick F. Hamner dated July
                    18, 2005.
10.3                Severance  Pay Agreement  with Susan K. Hodgson,  dated July
                    18, 2005.
10.4                Severance Pay Agreement with Jeffrey G. Peterson, dated July
                    18, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2005


                                          CAPITAL SOUTHWEST CORPORATION


                                          By: /s/  William R. Thomas
                                             -----------------------------------
                                             William R. Thomas
                                             President and Chairman of the Board

                                INDEX TO EXHIBITS

Exhibit No.         Title
-----------         -----
10.1                Severance Pay Agreement with William M. Ashbaugh, dated July
                    18, 2005.
10.2                Severance  Pay  Agreement  with Patrick F. Hamner dated July
                    18, 2005.
10.3                Severance  Pay Agreement  with Susan K. Hodgson,  dated July
                    18, 2005.
10.4                Severance Pay Agreement with Jeffrey G. Peterson, dated July
                    18, 2005.